Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-32439) of Old Republic International Corporation of our report dated June 26, 2006 relating to the financial statements of Bituminous 401(k) Savings Plan as of and for the year ended December 31, 2005, which appears in this Form 11-K.

                                                /s/ PricewaterhouseCoopers LLC

Chicago, Illinois
June 28, 2007